Exhibit (a)(2)

Letter of Transmittal

To Tender Shares of Class A Common Stock

of

FOX ENTERTAINMENT GROUP, INC.

Pursuant to the Offer by

FOX ACQUISITION CORP

to Exchange

2.04 Shares of Class A Common Stock

(Including the Associated Preferred Stock Purchase Rights)

of

NEWS CORPORATION

for

each outstanding share of Class A Common Stock

of

FOX ENTERTAINMENT GROUP, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 18, 2005, UNLESS THE OFFER IS EXTENDED.

The Exchange Agent for the Offer is:

COMPUTERSHARE TRUST COMPANY OF NEW YORK

By Mail:	By Overnight:	By Hand:
Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, New York 10268-1010	Computershare Trust Company of New York By Facsimile: (212) 701-7636 Telephone: (212) 701-7600	Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, New York 10005

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. you must sign this Letter of Transmittal in the appropriate space provided below.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Share Certificates and Share(s) Tendered (Attached additional signed list, if necessary)
	Share Certificate Number(s)(1)	Total Number of Shares Represented by Share Certificate(s)(1)	Number of Shares Tendered(2)

Total Shares

(1)      Certificate numbers are not required if tender is made by book-entry transfer.

(2)      If you desire to tender fewer than all Shares represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.

☐       CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR MUTILATED. SEE INSTRUCTION 9. Number of Shares represented by the lost or destroyed certificates:

This Letter of Transmittal is to be used by stockholders of Fox Entertainment Group, Inc. either (1) if certificates (the “Share Certificates”) representing shares of Class A Common Stock, par value $0.01 per share (the “Shares”), are to be forwarded herewith or (2) unless an agent’s message (as defined in Instruction 2) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company of New York (the “Exchange Agent”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under “THE OFFER—Procedure for Tendering Shares” in the News Corporation Prospectus Supplement, dated March 4, 2005 (the “Prospectus Supplement”), and the accompanying prospectus, dated February 2, 2005 (the “Accompanying Prospectus”).

Stockholders whose Share Certificates are not immediately available or who cannot deliver either the Share Certificates for, or a confirmation of a book-entry transfer of, such Shares (a “Book-Entry Confirmation”) and all other documents required hereby to the Exchange Agent prior to the expiration date of the Offer must tender their Shares pursuant to the guaranteed delivery procedures set forth in “THE OFFER—Guaranteed Delivery” in the Prospectus Supplement and the Accompanying Prospectus. See Instruction 2.

Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Exchange Agent.

TENDER OF SHARES

☐ CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

☐        CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER) AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

If delivery is by Book-Entry transfer (provide the following), check box: ☐

DTC Participant Number:

Transaction Code Number:

NOTE:    SIGNATURES MUST BE PROVIDED BELOW

[THIS PAGE INTENTIONALLY LEFT BLANK]

PLEASE READ THE INSTRUCTIONS SET FORTH IN

THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby delivers to Fox Acquisition Corp, a Delaware corporation and a direct wholly owned subsidiary of News Corporation, a Delaware corporation, the above-described shares of Class A Common Stock, par value $0.01 per share (the “Shares”), of Fox Entertainment Group, Inc., a Delaware corporation (“Fox”), pursuant to Fox Acquisition Corp’s offer to exchange 2.04 shares of Class A Common Stock, par value $0.01 per share, of News Corporation (including the associated preferred stock purchase rights) (the “News Corporation Shares”) and cash in lieu of fractional shares for each outstanding Share upon the terms and subject to the conditions set forth in the News Corporation Prospectus Supplement, dated March 4, 2005 (the “Prospectus Supplement”), the accompanying prospectus, dated February 2, 2005 (the “Accompanying Prospectus”), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, as amended or supplemented from time to time, collectively constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Fox Acquisition Corp all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after January 10, 2005 (collectively, “Distributions”) and irrevocably appoints Computershare Trust Company of New York (the “Exchange Agent”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such Shares (“Share Certificates”) and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Fox Acquisition Corp; (ii) present such Shares and all Distributions for transfer on the books of Fox; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Fox Acquisition Corp’s officers and designees, and each of them, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Fox Acquisition Corp prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of Fox (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Fox Acquisition Corp in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Fox Acquisition Corp’s acceptance of such Shares for payment, Fox Acquisition Corp or its designee must be able to exercise full voting, consent and other rights with respect to such Shares and other securities, including, without limitation, voting at any meeting of Fox’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act and that when such Shares are accepted for exchange by Fox Acquisition Corp, Fox Acquisition

Corp will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Fox Acquisition Corp to be necessary or desirable to complete the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Fox Acquisition Corp all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Fox Acquisition Corp shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the Shares tendered hereby, or deduct from such consideration, the amount or value of such Distribution as determined by Fox Acquisition Corp in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This tender is irrevocable; provided that the Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to Fox Acquisition Corp’s acceptance of such Shares for exchange pursuant to the Offer. There will be no withdrawal rights during any subsequent offering period for Shares tendered during such subsequent offering period. See “THE OFFER—Withdrawal Rights,” “THE OFFER—Effect of a Tender of Shares,” and “THE OFFER—Subsequent Offering Period” in the Prospectus Supplement and the Accompanying Prospectus.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Prospectus Supplement and the Accompanying Prospectus under “THE OFFER—Procedure for Tendering Shares” and “THE OFFER—Guaranteed Delivery” and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Fox Acquisition Corp’s acceptance of such Shares for exchange will constitute a binding agreement between the undersigned and Fox Acquisition Corp upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus Supplement and the Accompanying Prospectus, Fox Acquisition Corp may not be required to accept for exchange any of the Shares tendered hereby.

The undersigned understands that Fox Acquisition Corp will not issue any fraction of a News Corporation share. Instead, each tendering stockholder who would otherwise be entitled to a fraction of a News Corporation share, after combining all fractional shares to which the stockholder would otherwise be entitled, will receive cash in an amount equal to the product obtained by multiplying (1) the fraction of a News Corporation share which the holder would otherwise be entitled, by (2) the closing price of the News Corporation Shares as reported on the New York Stock Exchange on the last trading day before the time that the Offer expires.

Unless otherwise indicated under “Special Issuance/Payment Instructions,” please issue the News Corporation Shares and, if applicable, check for the cash in lieu of fractional News Corporation Shares (if applicable), and return all Share Certificates not acquired or not accepted for exchange in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered.” Unless otherwise indicated in the box entitled “Special Delivery Instructions,” please deliver the News Corporation Shares by crediting the account at the Book-Entry Transfer Facility listed above and mail the check for cash in lieu of fractional News Corporation Shares and all Share Certificates not acquired or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered.” In the event that the boxes entitled “Special Issuance/Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the News Corporation Shares and the check for cash in lieu of fractional News Corporation Shares (if applicable) and return all Share Certificates not acquired or not accepted for exchange (and any accompanying documents, as appropriate) to the person(s) so indicated. Please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not acquired, by crediting the account at the Book-Entry Transfer Facility.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6 AND 7)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the News Corporation Shares and the check for cash, if applicable, to be issued in lieu of fractional News Corporation Shares, are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at The Depository Trust Company other than the account indicated above.

To be completed ONLY if certificates for any Shares not tendered or not accepted for exchange and/or News Corporation Shares and the check for cash, if applicable, to be issued in lieu of fractional News Corporation Shares, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Issue: ☐ Check to:	Deliver: ☐ Check to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)

Area Code and Telephone Number:	Area Code and Telephone Number:

Tax Identification or Social Security Number:

(U.S. Stockholder See Substitute Form W-9 Attached; Foreign Stockholder See Appropriate Form W-8)

☐ Credit Shares not tendered or not accepted for exchange, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:

The Depository Trust Company Account Number:

☐ Credit News Corporation Shares issued pursuant to the Exchange Offer by book-entry transfer to:

The Depository Trust Company Account Number:

IMPORTANT

STOCKHOLDER: SIGN HERE

(To be completed by all tendering holders of shares
regardless of whether shares are being physically
delivered herewith, unless an agent’s message is delivered in connection with a book-entry transfer of such shares)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.

Authorized Signature:

Dated: , 2005

Name(s):
(Please Print)

Capacity (full title):

Address:

(Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

(SEE SUBSTITUTE FORM W-9)

GUARANTEE OF SIGNATURE(S) (If required—see Instructions 1 and 5) FOR USE BY FINANCIAL INSTITUTIONS ONLY PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature: Name: (Please Print) Name of Firm: Address: (Zip Code) (Area Code) Telephone No.: Dated: , 2005

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Being Tendered.”

•	Sign and date the Letter of Transmittal in the box entitled “Sign Here.”

•	Fill in and sign in the box entitled “Substitute Form W-9” (or obtain and complete a Form W-8, if you are a foreign stockholder).

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want any News Corporation Shares, payment in lieu of fractional News Corporation Shares, or certificate for Shares not tendered or offered delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the boxes entitled “Special Issuance/Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an “Eligible Institution”), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby and such holder(s) has not completed the box entitled “Special Delivery Instructions” herein or (ii) such Shares are tendered for the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or a Share Certificate not accepted for payment and not tendered is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5.

2.    Delivery of Letter of Transmittal and Share Certificates.    This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is used, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under “THE OFFER—Procedure for Tendering Shares” in the Prospectus Supplement and the Accompanying Prospectus. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date of the Offer or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in “THE OFFER—Guaranteed Delivery” in the Prospectus Supplement and the Accompanying Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Fox Acquisition Corp, must be received by the Exchange Agent prior to the expiration date of the Offer and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents must be received by the Exchange Agent by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the date of execution of such Notice of Guaranteed Delivery.

Share Certificates representing all physically tendered Shares, or Book-Entry Confirmation with respect to all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an agent’s message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration date of the Offer. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that Fox Acquisition Corp may enforce such agreement against such participant.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. TENDERS BY NOTICE OF GUARANTEED DELIVERY WILL NOT BE ACCEPTED.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.    Inadequate Space.    If the space provided herein under “Description of Shares Tendered” is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

4.    Partial Tenders (Not Applicable To Stockholders Who Tender By Book-Entry Transfer).    If fewer than all the Shares represented by any Share Certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, a new certificate representing the remainder of the Shares that were represented by the Share Certificates delivered to the Exchange Agent herewith will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” herein as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, and in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Fox Acquisition Corp of such person’s authority to so act must be submitted.

6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Fox Acquisition Corp will pay all stock transfer taxes with respect to the transfer of any Shares to it or its order pursuant to the Offer. If, however, the consideration for any Shares acquired in the Offer is to be paid to a person other than the registered holder(s), or if tendered Shares are registered in the name of a person other than the person signing this Letter of Transmittal, or if a stock transfer tax is imposed for any reason other than the exchange of Shares pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person must be paid by the person tendering the Shares, unless evidence satisfactory to Fox Acquisition Corp of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided on this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7.    Special Issuance/Payment And Delivery Instructions.    If a credit to an account at the Book-Entry Transfer Facility for News Corporation Shares and/or a check for cash in lieu of fractional News Corporation Shares, and/or certificates for any Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check for cash and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled “Special Issuance/Payment Instructions.” If no such instructions are given, any such Shares not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

8.    Waiver of Conditions.    The conditions of the Offer may be waived, in whole or in part, by Fox Acquisition Corp, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See “THE OFFER—Conditions of the Offer” in the Prospectus Supplement and the Accompanying Prospectus.

9.    Lost, Destroyed or Stolen Certificates.    If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent by checking the box immediately preceding the Special Issuance/Payment/special delivery instructions, indicating the number of Shares lost and delivering the Letter of Transmittal. The stockholder should also contact Fox at (212) 852-7111 or contact the Information

Agent at the address or telephone number set forth below for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Exchange Agent in accordance with the Procedures set forth in “THE OFFER—Procedure for Tendering Shares” in the Prospectus Supplement and the Accompanying Prospectus and the instructions contained in this Letter of Transmittal.

10.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the a Information Agent at the address or telephone number set forth below. Additional copies of the Prospectus Supplement and the Accompanying Prospectus, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

11.    Substitute Form W-9.    Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of Federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty imposed by the Internal Revenue Service and to 28% Federal income tax backup withholding on any payment made to such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold 28% on all payments made to such stockholder. Each foreign stockholder must complete and submit Form W-8 in order to be exempt from the 28% Federal income tax backup withholding due on payments made to such stockholder.

12.    Share certificates.    As soon as practicable following the Exchange Agent’s receipt of written notice from News Corporation stating that the merger of Fox into Fox Acquisition Corp has been consummated, the Exchange Agent shall mail to each tendering stockholder a Book-Entry Confirmation with respect to such stockholder’s tendered shares. Such tendering stockholder will be able to obtain certificates representing the shares represented by such Book-Entry Confirmation by following the instructions enclosed therewith.

* * * *

Important: This Letter of Transmittal (or a manually signed copy thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Exchange Agent prior to the expiration of the offer, and either share certificates for tendered shares must be received by the Exchange Agent or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date of the offer.

IMPORTANT TAX INFORMATION

Under the Federal income tax law, a stockholder whose tendered Shares are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares acquired pursuant to the Offer may be subject to backup withholding of 28%.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. A Form W-8 can be obtained from the Exchange Agent. Exempt stockholders should furnish their TIN, check the box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

What Number to Give the Exchange Agent

The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold 28% of all payments to such stockholder until a TIN is provided to the Exchange Agent.

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

(See Instruction 11)

Requester: COMPUTERSHARE TRUST COMPANY OF NEW YORK

PART 1—Taxpayer Identification Number—Registered Holders please provide your TIN in the space provided and certify by signing and dating below. If you do not have a number, see How to Get a TIN in the Guidelines.
SUBSTITUTE FormW-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Social Security Number or

Employer Identification Number

PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification

Under penalties of perjury, I certify that:

(1)    The Number shown on this form is my correct Taxpayer Identification Number or I am waiting for a number to be issued to me, and

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

SIGNATURE OF U.S. PERSON: DATE: , 2005

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

This Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or the facsimile number set forth below.

The Exchange Agent for the Offer is:

COMPUTERSHARE TRUST COMPANY OF NEW YORK

By Mail:	By Overnight:	By Hand:
Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, New York 10268-1010	Computershare Trust Company of New York By Facsimile: (212) 701-7636 Telephone: (212) 701-7600	Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, New York 10005

Questions and requests for assistance or additional copies of the Prospectus Supplement, the Accompanying Prospectus, Letter of Transmittal and other materials may be directed to the Information Agent as set forth below:

The Information Agent for the Offer is:

17 State Street

10th Floor

New York, New York 10004

Banks and Brokerage Firms, Call Collect: (212) 440-9800

Stockholders Call Toll Free: (866) 873-6991